UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2017

SOUTHERN MISSOURI BANCORP, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-23406	43-1665523
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

2991 Oak Grove Road, Poplar Bluff, Missouri	63901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (573) 778-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2017, William D. Hribovsek, Chief Lending Officer of Southern Bank (the "Bank"), a wholly owned subsidiary of Southern Missouri Bancorp, Inc. (the "Company"), informed the Bank that he will be retiring as Chief Lending Officer effective July 1, 2017.  Mr. Hribovsek, who has also served as Regional President of the East Region of the Bank since January 23, 2017, will remain employed by the Bank in that capacity following his retirement as Chief Lending Officer.  As a result of the change in his responsibilities and reduced workload, Mr. Hribovsek's annual base salary will be reduced from $255,000 to $150,000.

Also on May 16, 2017, the Compensation Committee of the Company's Board of Directors approved the granting of performance-based restricted stock awards under the Company's 2008 Equity Incentive Plan to certain of the Company's executive officers, as follows: Greg A. Steffens, President and Chief Executive Officer, 2,500 shares; Matthew T. Funke, Executive Vice-President and Chief Financial Officer, 1,250 shares; Kimberly A. Capps, Executive Vice-President and Chief Operations Officer, 1,250 shares; Lora L. Daves, Executive Vice-President and Chief Risk Officer, 1,250 shares; Justin G. Cox, Regional President of the West Region of the Bank, 1,250 shares; and Mark E. Hecker, Regional President of the South Region of the Bank and Chief Credit Officer, 1,250 shares.  The shares are scheduled to vest over a five-year period beginning February 9, 2018, with up to 20% of the shares vesting on that date and on each of the next four anniversaries of that date based on the extent to which the Company's annualized return on average assets over the 12 calendar quarters ending immediately prior to the applicable vesting date exceeds a threshold level.  The form of the performance-based restricted stock award agreement is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
The following exhibit is filed herewith:

Exhibit Number	Description

10.1	Form of Performance-Based Restricted Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: May 19, 2017	By:	/s/ Greg A. Steffens
Greg A. Steffens
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Performance-Based Restricted Stock Award Agreement

4